Exhibit 99.2

This Statement on Form 4 is filed by: (i) NCL Athene LLC, (ii) AAA Guarantor — Co-Invest VII, L.P., (iii) AIF VI NCL (AIV), L.P., (iv) AIF VI NCL (AIV II), L.P., (v) AIF VI NCL (AIV III), L.P., (vi) AIF VI NCL (AIV IV), L.P., (vii) Apollo Overseas Partners VI, L.P., (viii) Apollo Overseas Partners (Delaware) VI, L.P., (ix) Apollo Overseas Partners (Delaware 892) VI, L.P., (x) Apollo Overseas Partners (Germany) VI, L.P., (xi) AIF VI Euro Holdings, L.P., (xii) AIF VII Euro Holdings, L.P., (xiii) Athene Life Re Ltd., (xiv) Athene Annuity and Life Company, (xv) Athene Annuity & Life Assurance Company, (xvi) Athene USA Corporation, (xvii) Athene Holding Ltd, (xviii) Athene Asset Management, L.P., (xix) AAM GP Ltd., (xx) Apollo Life Assets Ltd., (xxi) Apollo Capital Management, L.P., (xxii) Apollo Capital Management GP LLC, (xxiii) (AAA Associates, L.P. (xxiv) AAA MIP Limited, (xxv) AAA Investments (Co-Invest VII), L.P., (xxvi) Apollo Alternative Assets, L.P., (xxvii) Apollo International Management, L.P., (xxviii) Apollo International Management GP, LLC, (xxix) Apollo Advisors VI, L.P., (xxx) Apollo Capital Management VI, LLC, (xxxi) Apollo Principal Holdings I, L.P., (xxxii) Apollo Principal Holdings I GP, LLC, (xxxiii) Apollo Advisors VI (EH), L.P., (xxxiv) Apollo Advisors VI (EH-GP), Ltd., (xxxv) Apollo Advisors VII (EH), L.P., (xxxvi) Apollo Advisors VII (EH-GP) Ltd, (xxxvii) Apollo Principal Holdings III, L.P., (xxxviii) Apollo Principal Holdings III GP, Ltd., (xxxix) Apollo Management VI, L.P., (xl) AIF VI Management, LLC, (xli) Apollo Management VII, L.P., (xlii) AIF VII Management, LLC, (xliii) Apollo Management, L.P., (xliv) Apollo Management GP, LLC, (xlv) Apollo Management Holdings, L.P., and (xlvi) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  November 20, 2017

Issuer Name and Ticker or Trading Symbol: Norwegian Cruise Line Holdings Ltd. [NCLH]

NCL ATHENE LLC

By:	Athene Annuity and Life Company,
its Class A member

	By:	/s/ John L. Golden
Name: John L. Golden
Title: Executive Vice President, Legal

ATHENE LIFE RE LTD.

By:	/s/ Adam Laing
Name: Adam Laing
Title: Chief Financial Officer

ATHENE ANNUITY AND LIFE COMPANY

By:	/s/ John L. Golden
Name: John L. Golden
Title: Executive Vice President, Legal

[Page 1 - Signature Page to Form 4]

ATHENE ANNUITY AND LIFE ASSURANCE COMPANY

By:	/s/ John L. Golden
Name: John L. Golden
Title: Executive Vice President, Legal

ATHENE USA CORPORATION

By:	/s/ John L. Golden
Name: John L. Golden
Title: Executive Vice President, Legal

ATHENE HOLDING LTD.

By:	/s/ John L. Golden
Name: John L. Golden
Title: Executive Vice President, Legal

ATHENE ASSET MANAGEMENT, L.P.

By:	AAM GP Ltd.
its general partner

	By:	/s/ Angelo Lombardo
	Name:	Angelo Lombardo
	Title:	Senior Vice President, General Counsel
and Secretary

AAM GP LTD.

By:	/s/ Angelo Lombardo
Name: Angelo Lombardo
Title: Senior Vice President, General Counsel and Secretary

APOLLO LIFE ASSET LTD.

By:	/s/ Cindy Michel
Name: Cindy Michel
Title: Vice President

[Page 2 - Signature Page to Form 4]

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ Cindy Michel
Name: Cindy Michel
Title: Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Cindy Michel
Name:		Cindy Michel
Title:		Vice President

AAA ASSOCIATES, L.P.

By:	AAA MIP Limited
its general partner

	By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AAA MIP LIMITED

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC,
its general partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Page 3 – Signature Page to Form 4]

AAA GUARANTOR - CO-INVEST VII, L.P.

By:	AAA Investments (Co-Invest VII), L.P.
its general partner

	By:	Apollo Alternative Assets, L.P.
its investment manager

	By:	Apollo International Management, L.P.
its managing general partner

		By:	Apollo International Management GP, LLC
its general partner

			By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AAA INVESTMENTS (CO-INVEST VII), L.P.

By:	Apollo Alternative Assets, L.P.
its service provider

	By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC,
its general partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.
its managing general partner

	By:	Apollo International Management GP, LLC
its general partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Page 4 – Signature Page to Form 4]

APOLLO INTERNATIONAL MANAGEMENT, L.P.

By:	Apollo International Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO INTERNATIONAL MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AIF VI NCL (AIV), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

AIF VI NCL (AIV II), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Page 5 – Signature Page to Form 4]

AIF VI NCL (AIV III), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AIF VI NCL (AIV IV), L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

AIF VI EURO HOLDINGS, L.P.

By:	Apollo Advisors VI (EH), L.P.
its general partner

	By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ADVISORS VI (EH), L.P.

By:	Apollo Advisors VI (EH-GP), Ltd.
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

[Page 6 - Signature Page to Form 4]

APOLLO ADVISORS VI (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AIF VII EURO HOLDINGS, L.P.

By:	Apollo Advisors VII (EH), L.P.
its general partner

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

By: /s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO ADVISORS VII (EH), L.P.

By:	Apollo Advisors VII (EH-GP), Ltd.
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO ADVISORS VII (EH-GP), LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS III, L.P.

By:	Apollo Principal Holdings III GP, Ltd.
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

[Page 7 - Signature Page to Form 4]

APOLLO PRINCIPAL HOLDINGS III GP, LTD.

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO OVERSEAS PARTNERS VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE 892) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

By:	Apollo Capital Management VI, LLC,
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

[Page 8 - Signature Page to Form 4]

APOLLO OVERSEAS PARTNERS (GERMANY) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

By:	Apollo Capital Management VI, LLC,
its general partner

By: /s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC,
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO CAPITAL MANAGEMENT VI, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC,
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

[Page 9 - Signature Page to Form 4]

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

[Page 10 - Signature Page to Form 4]

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

[Page 11 - Signature Page to Form 4]